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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 24, 2002

                           EOTT ENERGY PARTNERS, L.P.
               (Exact Name of Registrant as Specified in Charter)

DELAWARE                         1-12872                    76-0424520
(State or Other Jurisdiction     (Commission File Number)   (IRS Employer
of Incorporation)                                            Identification No.)


                       2000 West Sam Houston Parkway South
                                    Suite 400
                              Houston, Texas 77042
              (Address of Principal Executive Offices and Zip Code)

                                 (713) 993-5200
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS - PRESS RELEASE DATED APRIL 24, 2002

         On April 24, 2002, EOTT Energy Partners, L.P. ("EOTT") announced the finalization of its amended working capital and letter of credit facilities with Standard Chartered Bank. EOTT's related press release dated April 24, 2002 is attached hereto as Exhibit 99.1.

         After finalization of the amended working capital and letter of credit facility, EOTT will have access to up to an aggregate of $500 million of working capital, letters of credit, receivables financing and commodity repurchase funding comprised of the following:

         (i) Up to $300 million of letter of credit and working capital financing under the amended working capital facility with a working capital loan sublimit of $40 million available through February 2003;

         (ii) Up to $100 million of receivables financing under a receivable purchasing agreement with Standard Chartered Trade Services Corporation ("SCTS"), a Standard Chartered affiliate, available through February 2003; and

         (iii) Up to $100 million of commodity repurchase financing under a commodity repurchase agreement with SCTS available through February 2003.

         The facilities include provisions restricting payment of future distributions to unitholders, subject to certain financial covenants and the resolution of certain claims against us related to Enron's bankruptcy proceedings. Additionally, the facilities include minimum earnings and cash flow thresholds and limitations on expansion capital expenditures. EOTT does not expect that under current circumstances any distributions will be made prior to the fourth quarter of 2002.

         Statements in this Current Report on Form 8-K that are not historical facts are forward-looking statements made pursuant to the safe-harbor provision of the Private Securities Litigation Reform Act of 1995. Although EOTT believes that its expectations are based on reasonable assumptions, it can give no assurance that such expectations will be achieved. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include, but are not limited to, the impact of Enron's bankruptcy proceedings on its contractual and other arrangements with certain Enron Corp. subsidiaries, the success of EOTT's marketing activities, the success of EOTT's ongoing financing activities, plant operating capacities, plant operating expenses, maintenance capital expenses, capital improvements required as a result of changes in environmental laws or other regulatory changes during the periods covered by the forward looking statements, and other factors that are contained in documents EOTT files with the SEC. Readers are encouraged to refer to these reports, as well as EOTT's press releases located on its web site, www.eott.com.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

         The following exhibits are filed herewith:

         99.1     EOTT Energy Partners, L.P. press release dated April 24, 2002


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   EOTT ENERGY PARTNERS, L.P.
                                   (A Delaware limited partnership)
                                   (REGISTRANT)
Date:  April 30, 2002              By:  EOTT ENERGY CORP., as General Partner

                                   By:      /s/ Lori Maddox
                                      ----------------------------------------
                                   Name:    Lori Maddox
                                   Title:   Vice President and Controller
                                            (Principal Accounting Officer)





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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                                        DESCRIPTION
-------                                       -----------

99.1              EOTT Energy Partners, L.P. press release dated April 24, 2002